August 2022

Company Presentation | August 2022 2 Forward Looking Statements and Non-GAAP Measures In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, the degree and nature of our competition, legislative and regulatory changes, including changes to the Internal Revenue Code of 1986, as amended (the “Code”), and related rules, regulations and interpretations governing the taxation of REITs; and limitations imposed on our business and our ability to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income (loss) before interest expense and amortization of loan costs, depreciation and amortization, income taxes, equity in (earnings) loss of unconsolidated entity and after the Company’s portion of EBITDA of OpenKey. In addition, we excluded impairment on real estate, (gain) loss on insurance settlement and disposition of assets and Company’s portion of EBITDA of OpenKey from EBITDA to calculate EBITDA for real estate, or EBITDAre, as defined by NAREIT. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's Hotel EBITDA minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. The calculation of implied equity value is derived from an estimated blended capitalization rate (“Cap Rate”) for the entire portfolio using the capitalization rate method. The estimated Cap Rate is based on recent Cap Rates of publically traded peers involving a similar blend of asset types found in the portfolio, which is then applied to Net Operating Income (“NOI”) of the company’s assets to calculate a Total Enterprise Value (“TEV”) of the company. From the TEV, we deduct debt and preferred equity and then add back working capital to derive an equity value. The capitalization rate method is one of several valuation methods for estimating asset value and implied equity value. Among the limitations of using the capitalization rate method for determining an implied equity value are that it does not take into account the potential change or variability in future cash flows, potential significant future capital expenditures, the intended hold period of the asset, or a change in the future risk profile of an asset. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Braemar Hotels & Resorts Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Despite recent progress in the administration of vaccines, both the outbreak of recent variants, including Delta and Omicron, and the related containment and mitigation measures that have been put into place across the globe, have had and are likely to continue to have a serious adverse impact on the global economy and our business, the severity and duration of which are uncertain. Since late February 2020, we have experienced a significant decline in occupancy and RevPAR and we expect the occupancy and RevPAR reduction associated with COVID-19 to continue. The continued outbreak of the virus in the U.S. has and will continue to further reduce travel and demand at our hotels. The prolonged occurrence of the virus has resulted in health or other government authorities imposing widespread restrictions on travel or other market impacts. The hotel industry and our portfolio have and we expect will continue to experience the postponement or cancellation of a significant number of business conferences and similar events. At this time those restrictions are very fluid and evolving. We have been and will continue to be negatively impacted by those restrictions. Given that the type, degree and length of such restrictions are not known at this time, we cannot predict the overall impact of such restrictions on us or the overall economic environment. In addition, one or more possible recurrences of COVID-19 case surges could result in further reductions in business and personal travel and could cause state and local governments to reinstate travel restrictions. We may also face increased risk of litigation if we have guests or employees who become ill due to COVID-19. As such, the full impact these restrictions may have on our financial position, operating results and liquidity cannot be reasonably estimated at this time, but the impact will be material. Additionally, the public perception of a risk of a pandemic or media coverage of these diseases, or public perception of health risks linked to perceived regional food and beverage safety has materially adversely affected us by reducing demand for our hotels. These events have resulted in a sustained, significant drop in demand for our hotels and could have a material adverse effect on us. Prior to investing in Braemar, potential investors should carefully review Braemar’s periodic filings with the Securities and Exchange Commission, including, but not limited to, Braemar’s most current Form 10-K, Form 10-Q and Form 8-K’s, including the risk factors included therein.

Company Presentation | August 2022 3 Experienced Management Team ▪ 24 years of hospitality experience ▪ 5 years with the Company ▪ 15 years with Morgan Stanley ▪ Cornell School of Hotel Administration BS ▪ University of Pennsylvania MBA ▪ 21 years of hospitality experience ▪ 18 years with the Company ▪ 3 years with ClubCorp ▪ CFA charter holder ▪ Southern Methodist University BBA ▪ 12 years of hospitality experience ▪ 7 years with the Company ▪ Prior experience with the Central Intelligence Agency and Northrop Grumman ▪ University of Texas BA ▪ University of Maryland MBA RICHARD J. STOCKTON Chief Executive Officer & President DERIC S. EUBANKS, CFA Chief Financial Officer CHRISTOPHER C. NIXON Senior Vice President & Head of Asset Management

Company Presentation | August 2022 4 BHR Positioned Ideally for Outperformance Market Outlook: Recovery Favors Luxury Resorts Attractive Portfolio Composition Recent Results & Developments Balance Sheet Strategy The Notary Hotel

Market Outlook Recovery Favors Luxury Resort Assets

Company Presentation | August 2022 6 87.3 95.5 98.0 99.8 100.5 0 20 40 60 80 100 120 140 2021 2022 2023 2024 2025 Occupancy Index 83.2 107.7 113.8 119.5 123.4 0 20 40 60 80 100 120 140 2021 2022 2023 2024 2025 RevPAR Index 95.3 112.8 116.1 119.7 122.9 0 20 40 60 80 100 120 140 2021 2022 2023 2024 2025 ADR Index Industry RevPAR Expected to Exceed 2019 in 2022 Source: STR, 8/11/2022 U.S. KPIs, Indexed to 2019

Company Presentation | August 2022 7 Lodging REITs and Luxury Hotels are Favored in the Current Economic Environment Key Takeaways (1) Short-Term REIT Index includes Hospitality REITs; (2) Real NOI and real appreciation, as measured from 2000 to 2021 Source: Indexology® Blog; S&P Dow Jones Indices; CBRE Econometric Advisors, CBRE EA Q1 2022 21.9% 8.1% 27.3% -5.0% 24.0% 0.3% -0.9% 17.9% 7.6% 22.0% -13.1% 19.7% -0.8% -7.8% -21.0% -14.0% -7.0% 0.0% 7.0% 14.0% 21.0% 28.0% 35.0% Oct'01-Mar'02 May'03-Jul'03 Jun'05-Jun'06 Dec'08-Jun'09 Aug'10-Mar'11 Jul'12-Aug'13 Jul'16-Dec'16 REIT Index Performance During Rate Increases Short-Term REIT Index US Select REIT Index -4 -2 0 2 4 6 8 10 12 14 All US Economy Midscale Upper Midscale Upscale Upper Upscale Luxury A ss e t R e a l R e tu rn C o e ff ic ie n t Correlation of Asset Real Rate of Return to Inflation(2) 10-Year Rate Change (bps) 112 112 121 128 100 127 99 Luxury Hotels Should See Significant Outperformance During High Inflation Short-Term REITs(1) Consistently Outperform the Broad REIT Index During Rate Hikes

Company Presentation | August 2022 8 Demand and ADR Continue to Recover -5.20% -100% -80% -60% -40% -20% 0% 20% Transient Demand Group Demand Group and Transient Room Night Demand Seeing Strong Recovery for Luxury and Upper Upscale Hotels(1) Luxury and Upper Upscale Pricing Power is Strong for Both Transient and Group(1) 23.50% 9.00% -50% -40% -30% -20% -10% 0% 10% 20% 30% Transient ADR Group ADR (1) Total US, segmentation % change, Jan’20-Jun’22 Source: STR, July 2022 Indexed to 2019 Indexed to 2019

Attractive Portfolio Composition Taking Advantage of Strategic Asset Class

High Quality Assets
with High Barriers to Entry

BRAEMAR HOTELS & RESORTS


Key
Urban
Resort

Balanced Market Mix(1)


Urban
40%
Resort
60%


The Ritz-Carlton Lake Tahoe
Truckee, CA


Park Hyatt Beaver Creek
Beaver Creek, CO


Pier House Resort & Spa
Key West, FL


Bardessono
Yountville, CA


Hilton La Jolla Torrey Pines
La Jolla, CA


The Ritz-Carlton Reserve Dorado Beach
Dorado, PR


Hotel Yountville
Yountville, CA


The Ritz-Carlton Sarasota
Sarasota, FL


The Ritz-Carlton St. Thomas
St. Thomas, USVI


Marriott Seattle Waterfront
Seattle, WA


Sofitel Chicago Magnificent Mile
Chicago, IL


The Notary Hotel
Philadelphia, PA


Mr. C Beverly Hills
Beverly Hills, CA


The Clancy
San Francisco, CA


Capital Hilton
Washington, D.C.

(1) By Number of Hotels

Company Presentation | August 2022 10

Company Presentation | August 2022 11 Portfolio Resort Exposure Lifts Performance ADR Ramping Up(1) – 03/1/20 to 07/30/22 $677 $271 $446 $0 $200 $400 $600 $800 $1,000 $1,200 Occupancy Ramping Up(1) – 03/1/20 to 07/30/22 77% 71% 73% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Key: Resort Urban Average (1) 30-Day Average Resort: Bardessono; Hotel Yountville; Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, and Ritz-Carlton Reserve Dorado Beach (data begins 3/27/22 for Dorado Beach); Pier House; Hilton Torrey Pines; Park Hyatt Beaver Creek Urban: The Clancy, The Notary Hotel, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago and Mr. C (data begins 9/1/21 for Mr. C)

Company Presentation | August 2022 12 RevPAR(1) Ramping Up – 03/1/20 to 07/30/22 Portfolio Resort Exposure Lifts Performance $523 $192 $327 $0 $100 $200 $300 $400 $500 $600 $700 $800 Resort: Bardessono; Hotel Yountville; Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, and Ritz-Carlton Reserve Dorado Beach (data begins 3/27/22 for Dorado Beach); Pier House; Hilton Torrey Pines; Park Hyatt Beaver Creek Urban: The Clancy, The Notary Hotel, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago and Mr. C (data begins 9/1/21 for Mr. C) Key: Resort Urban Average Key Observations Urban properties have closed the occupancy gap caused by COVID Resort properties continue to show high resiliency, recovering quickly and pushing RevPAR to new heights All metrics are now trending above a full recovery (1) 30-Day Average

Company Presentation | August 2022 13 Pier House Resort & Spa (1) In thousands Hotel EBITDA Rebounding Through Resorts

Company Presentation | August 2022 14 Ritz-Carlton Drives Q2 TTM Hotel EBITDA(1) Luxury Hotels Drive Q2 TTM Hotel EBITDA(1) (1) Comparable TTM as of 6/30/2022, see appendix for a reconciliation of TTM hotel net income (loss) to hotel TTM EBITDA; In thousands. High Transient Demand Drives Q2 TTM Revenue(1) Strong Resort Revenue Drives Q2 TTM Results(1) High Exposure to Luxury Hotels and Resorts Ritz-Carlton: Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, and Ritz-Carlton Reserve Dorado Beach; Independent: Bardessono, Pier House, Hotel Yountville, and Mr. C; Park Hyatt: Park Hyatt Beaver Creek; Marriott / Autograph: Marriott Seattle Waterfront, The Notary, and The Clancy; Hilton: Capital Hilton and Torrey Pines; Sofitel: Sofitel Chicago Magnificent Mile Luxury: Sofitel Chicago Magnificent Mile, Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, Ritz-Carlton Reserve Dorado Beach, Bardessono, Pier House, Hotel Yountville, Mr. C, and Park Hyatt Beaver Creek; Upper Upscale: Capital Hilton, Torrey Pines, Marriott Seattle Waterfront, The Notary, and The Clancy Luxury $151,975 Upper Upscale $32,659 $- $30,000 $60,000 $90,000 $120,000 $150,000 $180,000 Urban, 24% Resort, 76% Transient, 75% Group, 22% Contract, 3% Ritz-Carlton $93,227 Independent $42,204 Hilton $17,194 Marriott/ Autograph $15,465 Park Hyatt $14,397 Sofitel $2,147 $- $15,000 $30,000 $45,000 $60,000 $75,000 $90,000 $105,000

Company Presentation | August 2022 15 Quarterly Hotel EBITDA and RevPAR Now Exceed 2019 Levels Ritz-Carlton St. Thomas $(20,000) $(10,000) $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2019 Q1 2019 Q2 2019 Q3 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 Quarterly Hotel EBITDA (In Thousands) $- $50 $100 $150 $200 $250 $300 $350 2019 Q1 2019 Q2 2019 Q3 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 Quarterly RevPAR

Company Presentation | August 2022 16 Highest EBITDA Per Room & RevPAR $38 $37 $30 $30 $28 $27 $27 $23 $20 $19 $17 $15 $10 $15 $20 $25 $30 $35 $40 BHR PEB SHO XHR DRH HST PK HT RLJ INN CLDT APLE 2019 EBITDA Per Room(1) $233 $211 $196 $189 $188 $184 $183 $171 $145 $134 $128 $106 $70 $100 $130 $160 $190 $220 $250 BHR PEB SHO DRH HT HST PK XHR RLJ CLDT INN APLE 2019 RevPAR (1) In thousands $29 $20 $16 $16 $16 $15 $12 $11 $9 $8 $8 $- $5 $10 $15 $20 $25 $30 $35 BHR HST XHR SHO DRH PEB HT PK RLJ INN APLE Q2 2022 YTD EBITDA Per Room(1) $320 $193 $189 $188 $182 $172 $168 $145 $127 $110 $106 $- $50 $100 $150 $200 $250 $300 $350 BHR HST DRH SHO PEB HT XHR PK RLJ INN APLE Q2 2022 YTD RevPAR

Recent Results & Developments Solid Q2 Results Signal Potential For Sharp Recovery

Company Presentation | August 2022 18 Comparable Hotel Operating Results(1)(4) 2022 Q2 2021 Q2 % Variance 2021 2019 Q2 % Variance 2019 ADR $ 441 $ 441 0% $ 312 41% Occupancy 71% 50% 43% 79% (10)% RevPAR $ 314 $ 220 43% $ 246 28% Total Hotel Revenue(2) $ 176,082 $ 120,124 47% $ 136,258 29% Hotel EBITDA(2) $ 57,421 $ 30,570 88% $ 40,236 43% Hotel EBITDA Margin 33% 25% 7% 30% 3% (1) Includes: Bardessono; Hotel Yountville; Mr. C Beverly Hills; Pier House; Marriott Seattle Waterfront; Capital Hilton; Sofitel Chicago; Hilton Torrey Pines; The Clancy; The Notary Hotel; Park Hyatt Beaver Creek; Ritz-Carlton Lake Tahoe; Ritz-Carlton Sarasota; Ritz Carlton St. Thomas; Ritz-Carlton Reserve Dorado Beach (2) In thousands (3) As reported in Earnings Releases: 2017 as reported on 2/27/2019; 2018 as reported on 2/26/2020; 2019 as reported on 2/25/2021; 2020 and 2021 as reported on 2/24/2022; TTM Q2’22 as reported on 8/3/2022 (4) Due to the economic effects of the COVID-19 pandemic on the Company, the lodging industry and the broader economy, the information provided should not be relied upon as an accurate representation of the current or future financial condition or performance of the Company COMPARABLE HOTEL EBITDA(3)(4)COMPARABLE REVPAR(3)(4) RevPAR Recovers Significantly in Q2 $126.9 $136.7 $143.0 $13.9 $109.2 $184.6 $- $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2017 2018 2019 2020 2021 TTM Q2'22 (I n m ill io n s) $219 $226 $233 $101 $203 $287 $- $50 $100 $150 $200 $250 $300 $350 2017 2018 2019 2020 2021 TTM Q2'22

Company Presentation | August 2022 19 AFFO PER SHARE IS ROBUSTADJUSTED EBITDARE RECOVERING STRONGLY Quarter Highlights Full Year Highlights • Comparable RevPAR for all hotels increased 43% over the prior year quarter to $313.96. Comparable ADR was flat compared to the prior year quarter at $441.25 and Comparable Occupancy increased 42.8% over the prior year quarter to 71.2%. Compared to the second quarter of 2019, Comparable RevPAR was 27.6% higher, Comparable ADR was 41.5% higher, and Comparable Occupancy was 9.8% lower. • Adjusted EBITDAre was $50.1 million for the quarter, reflecting a growth rate of 155% over the prior year quarter, and 52.8% higher than what the Company reported in the second quarter of 2019. • Adjusted funds from operations (AFFO) was $0.37 per diluted share for the quarter compared to $0.20 in the prior year quarter, reflecting a growth rate of 85%, and 12% lower than what the Company reported in the second quarter of 2019. • Net income attributable to common stockholders for the quarter was $10.3 million or $0.12 per diluted share. • Capex invested during the quarter was $9.1 million. Sharp Recovery Trends Continue in Q2 2022 $111.1 $119.3 $121.5 $(4.5) $87.5 $150.5 $(20) $- $20 $40 $60 $80 $100 $120 $140 $160 2017 2018 2019 2020 2021 TTM Q2'22 (I n m ill io n s) $0.46 $0.46 $0.44 $0.12 $0.20 $0.41 $0.50 $0.56 $0.42 $(0.68) $0.20 $0.37 $0.37 $0.34 $0.29 $(0.21) $0.17 $0.31 $0.15 $0.27 $(0.17) $0.23 ($1.20) ($0.80) ($0.40) $0.00 $0.40 $0.80 $1.20 $1.60 $2.00 2017 2018 2019 2020 2021 2022

Company Presentation | August 2022 20 73%OCCUPANCY $441ADR $320REVPAR July 2022 • July RevPAR above 2019 levels • Resort properties continue to capitalize on strong leisure demand • Urban properties continue to recover Highlights +29%VS. 2019 +7%VS. 2021 RevPAR Growth July 2022 RevPAR Exceeds 2019

Balance Sheet Strategy Maintain Liquidity, Monitor Leverage, Navigate Recovery

Company Presentation | August 2022 22 Current Liquidity Fuels Growth(1) $251.0MCASH & CASH EQUIVALENTS $48.1MRESTRICTED CASH TOTAL CASH $318.2M CASH POSITION Notes: (1) As of 6/30/22; (2) Q2 2022; (3) Excludes amortization payments $50.1MADJ. EBITDARE POSITIVE OPERATING CASH FLOW(2) CASH FLOW ~$27.2M $19.1MDUE FROM 3RD PARTY MANAGERS ($9.1M) Ritz-Carlton Sarasota CAPEX ($4.1M)PREFERRED DIVIDENDS ($9.7M)DEBT SERVICE(3)

Company Presentation | August 2022 23 Laddered debt maturities(1)(2) (1) As of 06/30/2022 (2) Assumes extension options are exercised. There can be no guaranty that extension options are exercisable on or before maturity. In the event one or more extensions are not exercisable we will be subject to the prevailing conditions of the debt markets at that time, which could result in increased or decreased borrowing cost or the inability to borrow at all. In such case, our ability to repay the amounts owed under the debt arrangements may not be feasible or could have a negative impact on our financial performance Note: The use of debt potentially increases BHR’s returns, as well as the risk of losses associated with the investment 2023NEXT HARD DEBT MATURITY 4.3%WEIGHTED AVG. INTEREST RATE(1) Weighted Average Interest Rate(1) • Delever to 35% Net Debt to Gross Assets (vs. 43% today) • Hold 10% of Gross Debt Balance as cash on the balance sheet • Floating-rate debt provides a natural hedge to hotel cash flows and increases flexibility in various economic environments • Proactive strategy to opportunistically refinance loans and extend maturities • Long-standing lender relationships Conservative Leverage Strategy With No Significant Near-Term Debt Maturities Overview 5.0% 4.0% 2.5% 2.7% 4.3% 0% 1% 2% 3% 4% 5% 6% 2018 2019 2020 2021 2022 $189.0 $401.5 $435.0 $140.3 $70.5 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 2022 2023 2024 2025 2026 2027 (i n m il li o n s)

Company Presentation | August 2022 24 Highly Aligned Management Team Management has significant personal wealth invested in the Company8.4% Insider ownership 1.9x higher than public lodging REIT industry average1.9x Total dollar value of insider ownership (as of 8/5/2022)$35.8M REIT Avg includes: AHT, HT, APLE, CLDT, RLJ, PEB, INN, HST, DRH, SHO, XHR, PK Source: Peer information (excluding AHT) from latest proxy filings (as of 08/05/2022) Note: Insider equity ownership for AHT and BHR based on current ownership amounts and includes interests of officers and directors as well as certain related parties Highly-aligned management team is among highest insider equity ownership of publicly- traded Hotel REITs 20.8% 8.4% 6.8% 5.2% 5.1% 4.4% 2.9% 2.4% 2.4% 1.9% 1.6% 1.4% 1.2% 1.1% 0% 6% 12% 18% 24% HT BHR APLE CLDT AHT Peer Avg. INN XHR RLJ PEB SHO DRH HST PK

Company Presentation | August 2022 25 Key Takeaways Market Outlook: Recovery Favors Luxury Resorts Attractive Portfolio Composition Focus on Growth Solid Balance Sheet and Liquidity The Notary Hotel

Appendix

Company Presentation | August 2022 27 Indebtedness

Company Presentation | August 2022 28 Indebtedness

Company Presentation | August 2022 29 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | August 2022 30 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA 2019 2019 2019 2019 December 31, 2019 4th Q uarter 3rd Q uarter 2nd Q uarter 1st Q uarter TTM Net income (loss) 31,806$ 9,410$ 12,828$ 16,800$ 70,844$ Non-property adjustments (26,320) 1,441 (9) — (24,888) Interest income (69) (79) (77) (62) (287) Interest expense 5,210 4,829 4,965 4,856 19,860 Amortizaton of loan costs 309 229 209 345 1,092 Depreciation and amortization 18,310 16,831 18,474 16,686 70,301 Income tax expense (benefit) (173) (78) 422 115 286 Non-hotel EBITDA ownership expense 1,277 1,048 1,395 1,279 4,999Hotel EBITDA including amounts attributable to noncontrolling interest 30,350 33,631 38,207 40,019 142,207 Non-comparable adjustments (44) 10 161 705 832 Net income (loss) 30,306$ 33,641$ 38,368$ 40,724$ 143,039$

Company Presentation | August 2022 31 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | August 2022 32 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | August 2022 33 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | August 2022 34 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | August 2022 35 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | August 2022 36 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | August 2022 37 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | August 2022 38 Reconciliation of Net Income (Loss) to Adjusted FFO Q2 In thousands except per share amounts

Company Presentation | August 2022 39 Reconciliation of Net Income (Loss) to Adjusted FFO Q1 In thousands except per share amounts

Company Presentation | August 2022 40 Reconciliation of Net Income (Loss) to Adjusted FFO Q4 In thousands except per share amounts

Company Presentation | August 2022 41 Reconciliation of Net Income (Loss) to Adjusted FFO Q3